UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				February 21, 2024

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 21 2024, Mr. W. Paul McDonald was appointed to the Board of Directors (the “Board”) of NACCO Industries, Inc.® ("NACCO" or the “Company”). Mr. McDonald will serve on the Company’s Compensation and Human Capital Committee.

Mr. McDonald joined Pioneer Natural Resources Company in 1993 and served in various executive leadership roles until April 2019. At the time of his retirement, Mr. McDonald served as the Vice President – Engineering. Mr. McDonald has over thirty-five years of experience in the oil and gas industry and brings a depth of engineering and operational expertise in the oil and gas industry to the Board. The Board believes that the Company will benefit from Mr. McDonald’s business experience, including his extensive oil and gas experience.

The Board has determined that Mr. McDonald is an “independent director” in accordance with the New York Stock Exchange listing standards, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Company’s corporate governance guidelines.

Mr. McDonald will participate in the Company’s standard compensation program for non-employee directors as described in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2023.

There are no arrangements or understandings between Mr. McDonald and any other persons pursuant to which he was elected as a director. There are no transactions between Mr. McDonald and the Company that would require disclosure under Item 404(a) of Regulation S-K.

NACCO Industries, Inc. Amended and Restated Non-Employee Directors’ Equity Compensation Plan

On February 22, 2024, the Board of NACCO amended the NACCO Industries, Inc. Amended and Restated Non-Employee Directors’ Equity Compensation Plan (effective May 19, 2021) (the “Directors’ Plan”) effective February 20, 2024 to allow transfers of Shares and Voluntary Shares to a limited liability company wholly owned by the Director and/or the Director’s spouse.

Pursuant to the Directors’ Plan, promptly following each Quarter Date (and, in any event, no later than the Payment Deadline), the Company shall issue or transfer to each Director (or to a trust for the benefit of a Director, or such Director’s spouse, children or grandchildren, if so directed by the Director, or to a limited liability company, wholly owned by the Director and/or the Director’s spouse, if so directed by the Director) (i) a number of whole Shares equal to the Required Amount for the calendar quarter ending on such Quarter Date divided by the Average Share Price and (ii) a number of whole Voluntary Shares equal to such Director’s Voluntary Amount for such calendar quarter divided by the Average Share Price. To the extent that the application of the foregoing formulas would result in fractional Shares or fractional Voluntary Shares, no fractional shares of Class A Common Stock shall be issued or transferred by the Company pursuant to this Directors’ Plan, but instead, such amount shall be paid to the Director in cash at the same time the Shares and Voluntary Shares are issued or transferred to the Director. Shares and Voluntary Shares shall be fully paid, nonassessable shares of Class A Common Stock. Shares shall be subject to the restrictions set forth in this Directors’ Plan, whereas Voluntary Shares shall not be so restricted. Shares and Voluntary Shares may be shares of original issuance or treasury shares or a combination of the foregoing and, in the discretion of the Company, may be issued as certificated or uncertificated shares. The Company shall pay any and all fees and commissions incurred in connection with the purchase by the Company of shares of Class A Common Stock which are to be Shares or Voluntary Shares and the transfer to Directors of Shares or Voluntary Shares.

The amendment to the Directors’ Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Directors’ Plan.

NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan

On February 22, 2024, the Board of NACCO amended the NACCO Industries, Inc. Amended and Restated Executive Long-Term Incentive Compensation Plan (effective March 3, 2023) (the “Long-Term Equity Plan”) effective February 20, 2024 to modify the transfer restriction periods that apply to awards upon a participant’s retirement or other bona fide termination of employment.

Pursuant to the Long-Term Equity Plan, restrictions shall automatically lapse on the earliest of (i) the date the Participant dies or becomes Disabled, (ii)(a) for employees with a three-year restriction period, one year from the date an employee separates from service, (b) for employees with a five-year restriction period, two years from the date an employee separates from service, and (c) for employees with a ten-year restriction period, three years from the date the employee separates from service, (or earlier with the approval of the Committee), (iii) an extraordinary release of restrictions pursuant to Subsection (d) below, or (iv) a release of restrictions as determined by the Committee in its sole and absolute discretion (including, without limitation, a release caused by a termination of this Plan).

The Long-Term Equity Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Long-Term Equity Plan.

Item 8.01 Other Events.

On February 22, 2024, the Company issued a press release announcing that the Board of Directors declared a regular cash dividend of 21.75 cents per share. The dividend is payable on both the Class A and Class B Common Stock, and will be paid March 15, 2024 to stockholders of record at the close of business on March 4, 2024.

A copy of the Company’s press release announcing the quarterly dividend is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits

10.1	Amendment No. 1 to NACCO Industries, Inc.'s Amended and Restated Non-employee Directors' Equity Compensation Plan (effective May 19, 2021)
10.2	Amendment No. 1 to NACCO Industries, Inc.'s Amended and Restated Executive Long-Term Incentive Compensation Plan (effective March 1, 2023)
99	NACCO Industries, Inc. declares quarterly dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 22, 2024		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Senior Vice President and Controller